EXHIBIT 99.1

Anika Reports First Quarter 2024 Financial Results

Revenue up 7% on growing demand and favorable order timing; On-track for 2024 revenue guidance

Cost reduction initiatives complete; On-track to achieve 2024 adjusted EBITDA guidance of $25-30 million, up over 75% at the midpoint

BEDFORD, Mass., May 08, 2024 (GLOBE NEWSWIRE) -- Anika Therapeutics, Inc. (NASDAQ: ANIK), a global joint preservation company in early intervention orthopedics, today reported financial results for its first quarter ended March 31, 2024.

First Quarter 2024 Financial Summary

  Revenue in the first quarter of 2024 was $40.5 million, up 7% compared to $37.9 million in the first quarter of 2023.
    OA Pain Management revenue of $24.3 million, up 7%
    Joint Preservation and Restoration revenue of $13.8 million, up 3%
    Non-Orthopedic revenue of $2.4 million, up 29%
  Gross margin was 61%; Adjusted gross margin1 was 62%.
  Net loss was ($4.5) million, or ($0.31) per share, compared to net loss of ($10.4) million, or ($0.71) per share, in the prior year period.
  Adjusted net income1 was $1.2 million, or $0.09 per diluted share, compared to adjusted net loss1 of ($2.2) million, or ($0.14) per share, in the first quarter of 2023. Adjusted net income (loss) and adjusted EPS now exclude stock-based compensation, net of tax, for all periods presented.
  Adjusted EBITDA1 was $2.5 million, compared to ($1.2) million in the first quarter of 2023.
  Cash used in operations was $0.1 million; ending cash balance was $68.6 million.

1 See description of non-GAAP financial information contained in this release.

“With continued strength in our market-leading OA Pain Management platform, an expanding and highly differentiated HA-based regenerative solutions pipeline, and continued cost discipline, we delivered a good start to the year and are on track to achieve our 2024 guidance,” said Cheryl R. Blanchard, Ph.D., Anika’s President and CEO. “While we are still early in the execution of our refocused strategy, we are pleased with the results and poised to capture the opportunities ahead as we seek to maximize value for our shareholders.”

Recent Business Highlights

  Strengthening Leadership Position in OA Pain Management
    Extended exclusive distribution agreement with our established Canadian commercial partner, Pendopharm, to sell Cingal®, Monovisc® and Orthovisc® through 2030, building on the existing market leadership position in Canada.
    Continued engagement with FDA on proposed non-clinical next steps regarding Cingal U.S. regulatory approval following a Type C meeting with the FDA in early 2023 and the Company’s success in meeting its latest Phase III Pivotal primary endpoint in the fall of 2022.
  Advancing a Highly Differentiated Portfolio of HA-Based Regenerative Solutions
    Completed over 200 cases with 40+ surgeons using the Integrity™ Implant System, Anika’s HA-based regenerative rotator cuff patch system, during limited market release; on-track for full market release in mid-2024.
  Launched X-Twist™ Biocomposite in Sports Medicine and Achieved Sales Milestone
    X-Twist Fixation System with more than 10,000 anchors sold globally since full launch in early 2023; Biocomposite full market release began in May 2024; together with the PEEK version, addresses the more than $600 million U.S. rotator cuff market2.
  Accelerated Pivot to Profitability Underway
    As part of our refocused strategy, completed cost reductions in the first quarter of 2024 to realize $10 million in annualized cost savings; recorded $0.8 million of severance costs.

2 SmartTRAK Q3-2023 data

Fiscal 2024 Guidance
In 2024, Anika is prioritizing accelerated growth in profitability, with a focus on the products with the greatest growth opportunities and where the Company has the most differentiated right-to-win.

As such, Anika expects revenue for fiscal year 2024 of $168 to $173 million, representing growth of 1% to 4% compared to 2023. Revenue ranges by product family are:

  OA Pain Management of $102 to $104 million, up 0% to 2%, on sustained above-market growth offset by some unfavorable order timing
  Joint Preservation and Restoration of $58 to $60.5 million, up 6% to 10%
  Non-Orthopedic of $8 to $8.5 million, down 14% to 19%

The Company expects adjusted EBITDA for 2024 to be $25 to $30 million, up over 75% at the midpoint, representing an adjusted EBITDA margin of at least 15%, up over 600 basis points compared to 2023. Anika’s expectations around improved profitability in 2024 reflect only partial-year cost savings as well as the early-stage ramp from Anika’s new products.

Conference Call and Webcast Information
Anika’s management will hold a conference call and webcast to discuss its financial results and business highlights today, Wednesday, May 8, 2024, at 5:30 pm ET. The conference call can be accessed by dialing 1-888-886-7786 (toll-free domestic) or 1-416-764-8658 (international) and providing the conference ID number 1665626. A live audio webcast will be available in the Investor Relations section of Anika’s website, www.anika.com. A slide presentation with highlights from the conference call will be available in the Investor Relations section of the Anika website. A replay of the webcast will be available on Anika’s website approximately two hours after the completion of the event.

About Anika
Anika Therapeutics, Inc. (NASDAQ: ANIK), is a global joint preservation company that creates and delivers meaningful advancements in early intervention orthopedic care. Leveraging our core expertise in hyaluronic acid and implant solutions, we partner with clinicians to provide minimally invasive products that restore active living for people around the world. Our focus is on high opportunity spaces within orthopedics, including Osteoarthritis Pain Management, Regenerative Solutions, Sports Medicine and Arthrosurface Joint Solutions, and our products are efficiently delivered in key sites of care, including ambulatory surgery centers. Anika’s global operations are headquartered outside of Boston, Massachusetts. For more information about Anika, please visit www.anika.com.

ANIKA, ANIKA THERAPEUTICS, CINGAL, INTEGRITY, MONOVISC, ORTHOVISC, X-TWIST, and the Anika logo are trademarks of Anika Therapeutics, Inc. or its subsidiaries or are licensed to Anika Therapeutics, Inc. for its use.

Non-GAAP Financial Information
Non-GAAP financial measures should be considered supplemental to, and not a substitute for, the Company’s reported financial results prepared in accordance with GAAP. Furthermore, the Company’s definition of non-GAAP measures may differ from similarly titled measures used by others. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, Anika strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. The Company presents these non-GAAP financial measures because it uses them as supplemental measures in internally assessing the Company’s operating performance, and, in the case of Adjusted EBITDA, it is set as a key performance metric to determine executive compensation. The Company also recognizes that these non-GAAP measures are commonly used in determining business performance more broadly and believes that they are helpful to investors, securities analysts, and other interested parties as a measure of comparative operating performance from period to period.

Adjusted Gross Margin
Adjusted gross margin is defined by the Company as adjusted gross profit divided by total revenue. The Company defines adjusted gross profit as GAAP gross profit excluding amortization of certain acquired assets and non-cash product rationalization charges.

Adjusted EBITDA
Adjusted EBITDA is defined by the Company as GAAP net income (loss) excluding depreciation and amortization, interest and other income (expense), income taxes, stock-based compensation expense, acquisition related expenses, non-cash charges related to goodwill impairment, non-cash product rationalization charges, severance costs and shareholder activism costs.

Adjusted Net Income (Loss) and Adjusted EPS
Adjusted net income (loss) is defined by the Company as GAAP net income excluding acquisition related expenses, inclusive of the impact of purchase accounting, on a tax effected basis, non-cash charges related to goodwill impairment, non-cash product rationalization charges, stock-based compensation and charges related to discontinuation of a software project. Adjusted diluted EPS is defined by the Company as GAAP diluted EPS excluding acquisition related expenses and the impact of purchase accounting, each on a tax-adjusted per share basis, non-cash product rationalization charges, stock-based compensation, severance costs and shareholder activism costs. Beginning in the first quarter of 2024, adjusted net income (loss) and adjusted EPS were revised to exclude stock-based compensation, net of tax, and this revised calculation is reflected for all periods presented.

A reconciliation of adjusted gross profit to gross profit (and the associated adjusted gross margin calculation), adjusted EBITDA to net income (loss), adjusted net income (loss) to net income (loss) and adjusted diluted EPS to diluted EPS, the most directly comparable financial measures calculated and presented in accordance with GAAP, is shown in the tables at the end of this release.

Forward-Looking Statements
This press release may contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning the Company's expectations, anticipations, intentions, beliefs or strategies regarding the future which are not statements of historical fact, including statements in the sub-headings and Dr. Blanchard’s quote about achieving future revenue and adjusted EBITDA guidance, statements in the section titled Recent Business Highlights about future product launches and potential cost savings, and in the section titled Fiscal 2024 Guidance. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks, uncertainties, and other factors. The Company's actual results could differ materially from any anticipated future results, performance, or achievements described in the forward-looking statements as a result of a number of factors including, but not limited to, (i) the Company's ability to successfully commence and/or complete clinical trials of its products on a timely basis or at all; (ii) the Company's ability to obtain pre-clinical or clinical data to support domestic and international pre-market approval applications, 510(k) applications, or new drug applications, or to timely file and receive FDA or other regulatory approvals or clearances of its products; (iii) that such approvals will not be obtained in a timely manner or without the need for additional clinical trials, other testing or regulatory submissions, as applicable; (iv) the Company's research and product development efforts and their relative success, including whether we have any meaningful sales of any new products resulting from such efforts; (v) the cost effectiveness and efficiency of the Company's clinical studies, manufacturing operations, and production planning; (vi) the strength of the economies in which the Company operates or will be operating, as well as the political stability of any of those geographic areas; (vii) future determinations by the Company to allocate resources to products and in directions not presently contemplated; (viii) the Company's ability to successfully commercialize its products, in the U.S. and abroad; (ix) the Company's ability to provide an adequate and timely supply of its products to its customers; and (x) the Company's ability to achieve its growth targets. Additional factors and risks are described in the Company's periodic reports filed with the Securities and Exchange Commission, and they are available on the SEC's website at www.sec.gov. Forward-looking statements are made based on information available to the Company on the date of this press release, and the Company assumes no obligation to update the information contained in this press release.

For Investor Inquiries:
Anika Therapeutics, Inc.
Mark Namaroff, 781-457-9287
Vice President, Investor Relations, ESG and Corporate Communications
investorrelations@anika.com

Anika Therapeutics, Inc. and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended March 31,
	2024	2023
Revenue	$40,523	$37,924
Cost of Revenue	15,895	15,081
Gross Profit	24,628	22,843

Operating expenses:
Research and development	8,164	8,400
Selling, general and administrative	21,527	26,996
Total operating expenses	29,691	35,396
Loss from operations	(5,063)	(12,553)
Interest and other income (expense), net	592	539
Loss before income taxes	(4,471)	(12,014)
Provision for (benefit from) income taxes	43	(1,664)
Net loss	$(4,514)	$(10,350)

Net loss per share:
Basic	$(0.31)	$(0.71)
Diluted	$(0.31)	$(0.71)

Weighted average common shares outstanding:
Basic	14,698	14,653
Diluted	14,698	14,653

Anika Therapeutics, Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	March 31,	December 31,
ASSETS	2024	2023
Current assets:
Cash and cash equivalents	$68,629	$72,867
Accounts receivable, net	32,077	35,961
Inventories, net	49,408	46,386
Prepaid expenses and other current assets	8,848	8,095
Total current assets	158,962	163,309
Property and equipment, net	46,057	46,198
Right-of-use assets	28,181	28,767
Other long-term assets	17,571	18,672
Deferred tax assets	1,273	1,489
Intangible assets, net	4,297	4,626
Goodwill	7,403	7,571
Total assets	$263,744	$270,632

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,022	$9,860
Accrued expenses and other current liabilities	18,438	21,199
Total current liabilities	28,460	31,059
Other long-term liabilities	404	404
Lease liabilities	26,344	26,904

Stockholders’ equity:
Common stock, $0.01 par value	148	147
Additional paid-in-capital	91,165	90,009
Accumulated other comprehensive loss	(6,315)	(5,943)
Retained earnings	123,538	128,052
Total stockholders’ equity	208,536	212,265
Total liabilities and stockholders’ equity	$263,744	$270,632

Anika Therapeutics, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(in thousands)
(unaudited)

	For the Three Months Ended March 31,
	2024	2023
Gross Profit	$24,628	$22,843
Product rationalization related charges	472	-
Acquisition related intangible asset amortization	157	1,562
Adjusted Gross Profit	$25,257	$24,405

Gross Margin	61%	60%
Adjusted Gross Margin	62%	64%

Anika Therapeutics, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted EBITDA
(in thousands)
(unaudited)

	For the Three Months Ended March 31,
	2024	2023
Net loss	$(4,514)	$(10,350)
Interest and other (income) expense, net	(592)	(539)
Provision for (benefit from) income taxes	43	(1,664)
Depreciation and amortization	1,866	1,764
Stock-based compensation	3,590	3,717
Product rationalization	472	-
Arbitration settlement	-	3,250
Acquisition related intangible asset amortization	197	1,787
Severance costs	839	-
Costs of shareholder activism	601	831
Adjusted EBITDA	$2,502	$(1,204)

Anika Therapeutics, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Net Income
(in thousands)
(unaudited)

	For the Three Months Ended March 31,
	2024	2023
Net loss	$(4,514)	$(10,350)
Product rationalization, tax effected	477	-
Arbitration settlement, tax effected	-	2,776
Share-based compensation, tax effected	3,624	3,175
Acquisition related intangible asset amortization, tax effected	199	1,526
Severance costs, tax effected	847	-
Costs of shareholder activism, tax effected	607	710
Adjusted net income (loss)	$1,240	$(2,163)

Anika Therapeutics, Inc. and Subsidiaries
Reconciliation of GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended March 31,
	2024	2023
Diluted net loss per share	$(0.31)	$(0.71)
Product rationalization, tax effected	0.03	-
Arbitration settlement, tax effected	-	0.19
Share-based compensation, tax effected	0.25	0.22
Acquisition related intangible asset amortization, tax effected	0.02	0.11
Severance costs, tax effected	0.06	-
Costs of shareholder activism, tax effected	0.04	0.05
Adjusted diluted net income (loss) per share	$0.09	$(0.14)

Anika Therapeutics, Inc. and Subsidiaries
Revenue by Product Family
(in thousands, except percentages)
(unaudited)

	For the Three Months Ended March 31,
	2024	2023	$ change	% change
OA Pain Management	$24,318	$22,633	$1,685	7%
Joint Preservation and Restoration	13,841	13,453	388	3%
Non-Orthopedic	2,364	1,838	526	29%
Revenue	$40,523	$37,924	$2,599	7%